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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 4, 2003



                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)



         Delaware                            2-54020                        87-0273300
(State or other jurisdiction of       (Commission File No.)               (IRS Employer
         incorporation                                                    Identification
                                                                              Number)

817 East Gate Drive, Mount Laurel, New Jersey                                   08054
(Address of principal executive offices)                                     (Zip Code)


Registrant's telephone number, including area code:  (856) 235-2121





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits:

             99.1 Press Release Dated August 4, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with the SEC Release No. 33-8216, the following information is being provided as "Item 12. Result of Operations and Financial Condition."

         On August 4, 2003, the registrant issued a press release. A Copy of the press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 4, 2003

                                     EMTEC, INC.
                                     (Registrant)


                                      By:   /s/ John Howlett
                                           -----------------------------
                                           John Howlett
                                           Chairman and Chief Executive Officer